Exhibit 99.2

11500 Ash Street

Leawood, Kansas 66211

February 28, 2019

Supplemental Financial Information for

Fourth Quarter and Full Year 2018

Financial Information

Reconciliations and definitions of non-GAAP financial measures (Adjusted EBITDA, Adjusted EBITDA Margin and constant currency amounts) are provided in the financial schedules included below and in our financial tables that accompany our fourth quarter and full year 2018 earnings press release issued February 28, 2019 and available at http://investor.amctheatres.com.

Additional information detailing select unaudited pro forma financial data for the quarter and year ended December 31, 2017 and December 31, 2018 is included below in this Supplemental Financial Information which has been published in the investor relations section of AMC’s website located at http://investor.amctheatres.com and furnished with the SEC on Form 8-K dated February 28, 2019. The Company believes the pro forma information provides a more comparable view of its results relative to prior periods. The select unaudited pro forma data for the year ended December 31, 2017 combines the historical financial data of AMC and Nordic, giving effect to the acquisition, financings and theatre divestitures related to our acquisition of Carmike Cinemas, Inc. (“Carmike”) as if they had been completed on January 1, 2017.  The pro forma data for the year ended December 31, 2017 also removes the non-recurring direct incremental costs of the Odeon acquisition, the Carmike acquisition and the Nordic acquisition. The unaudited proforma data for the quarter ended December 31, 2017 removes the non-recurring direct incremental costs of the Odeon acquisition, the Carmike acquisition and the Nordic acquisition. The historical consolidated financial information for Nordic has been adjusted to comply with U.S. GAAP. The classification of certain items presented by Nordic under IFRS has been modified in order to align with the presentation used by AMC under U.S. GAAP. In addition to the U.S. GAAP adjustments and the reclassifications, amounts have also been translated to U.S. Dollars. The unaudited pro forma financial information is provided for informational purposes only and is not necessarily indicative of what our results of operations would actually have been had the acquisitions occurred on the date indicated. Please refer to the August 1, 2017 Form 8-K and 8-K/A on December 4, 2017 for additional information on pro forma financial statement adjustments.

Additional constant currency information adjusting unaudited historical financial data for the quarter and year ended December 31, 2018 using average monthly currency rates from the quarter and year ended December 31, 2017 is also presented for comparative purposes.

Website Information

This Supplemental Financial Information, along with other news about AMC, is available at www.amctheatres.com. We routinely post information that may be important to investors in the Investor Relations section of our website, www.investor.amctheatres.com. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD, and we encourage investors to consult that section of our website regularly for important information about AMC. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document. Investors interested in automatically receiving news and information when posted to our website can also visit www.investor.amctheatres.com to sign up for E-mail Alerts.

(tables follow)

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin:

(dollars in millions) (unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
Net loss	$170.6	$(276.4)	$110.1	$(487.2)
Plus:
Income tax provision	0.4	290.5	13.6	154.1
Interest expense	93.4	70.6	342.3	274.0
Depreciation and amortization	139.4	144.7	537.8	538.6
Impairment of long-lived assets	13.8	43.6	13.8	43.6
Certain operating expenses (2)	7.8	8.1	24.0	20.6
Equity in (earnings) loss of non-consolidated entities (3)	(12.7)	(13.9)	(86.7)	185.2
Cash distributions from non-consolidated entities(4)	4.3	12.3	35.2	45.4
Attributable EBITDA (5)	3.6	1.6	7.3	3.4
Investment income	1.2	(1.0)	(6.2)	(22.6)
Other expense (income) (6)	(165.9)	0.5	(108.2)	(1.3)
General and administrative expense—unallocated:
Merger, acquisition and transaction costs (7)	4.2	5.8	31.3	63.0
Stock-based compensation expense (income) (8)	4.0	1.8	14.9	5.7
Adjusted EBITDA(1)	$264.1	$288.2	$929.2	$822.5
Adjusted EBITDA Margin(1)	18.7%	20.3%	17.0%	16.2%
Total revenues	$1,413.3	$1,416.8	$5,460.8	$5,079.2
Net earnings (loss) margin (9)	12.1%	-19.5%	2.0%	-9.6%

Select historical and pro forma financial data:

 Three Months Ended December 31, 2018 and Three Months Ended December 31, 2017:

(dollars in millions),  (unaudited)

	Three Months Ended			Three Months Ended
	December 31, 2018			December 31, 2017
	Actual			Pro Forma (10)
	US	International	Total	US	International	Total
Revenues
Admissions	$603.5	$258.8	$862.3	$614.6	$282.5	$897.1
Food and beverage	339.1	96.0	435.1	315.3	100.0	415.3
Other theatre	63.5	52.4	115.9	48.3	56.1	104.4
Total revenues	1,006.1	407.2	1,413.3	978.2	438.6	1,416.8

Operating costs and expenses
Film exhibition costs	326.5	107.0	433.5	320.0	120.2	440.2
Food and beverage costs	47.8	21.1	68.9	46.8	22.6	69.4
Operating expense	296.2	121.6	417.8	276.3	142.9	419.2
Rent	153.6	51.1	204.7	148.4	55.1	203.5
General and administrative:
Merger, acquisition and transaction costs	1.5	2.7	4.2	—	—	—
Other	27.9	15.8	43.7	17.0	3.0	20.0
Depreciation and amortization	98.5	40.9	139.4	110.0	34.8	144.8
Impairment of long-lived assets	8.1	5.7	13.8	43.6	—	43.6
Operating costs and expenses	960.1	365.9	1,326.0	962.1	378.6	1,340.7
Operating income (loss)	46.0	41.3	87.3	16.1	60.0	76.1
Other expense (income)	(165.0)	(0.6)	(165.6)	0.1	0.4	0.5
Interest expense	75.0	8.1	83.1	64.9	5.7	70.6
Non-cash NCM exhibitor service agreement	10.3	—	10.3	—	—	—
Equity in (earnings) loss of non-consolidated entities	(10.5)	(2.2)	(12.7)	(12.2)	(1.7)	(13.9)
Investment (income) expense	1.2	—	1.2	(0.8)	(0.1)	(0.9)
Total other expense	(89.0)	5.3	(83.7)	52.0	4.3	56.3
Loss before income taxes	135.0	36.0	171.0	(35.9)	55.7	19.8
Income tax provision (benefit)	1.5	(1.1)	0.4	292.3	(1.8)	290.5
Net loss	$133.5	$37.1	$170.6	$(328.2)	$57.5	$(270.7)

Attendance	65,194	28,869	94,063	61,933	30,389	92,322
Average Screens	8,014	2,681	10,695	8,087	2,691	10,778
Average Ticket Price	$9.26	$8.96	$9.17	$9.92	$9.30	$9.72

The select unaudited pro forma data for the three-month period ended December  31,  2017 removes the non-recurring direct incremental costs of the Odeon acquisition, the Carmike acquisition and the Nordic acquisition. The unaudited pro forma financial information is provided for informational purposes only and is not necessarily indicative of what our results of operations would actually have been had the acquisition occurred on the date indicated. Reconciliations of the pro forma information to our historical financial information are provided in the tables below titled “Unaudited Pro Form Condensed Combined Financial Information.” Please refer to the August 1, 2017 Form 8-K and December 4, 2017 Form 8-K/A for additional information on pro forma financial statement adjustments.

Reconciliation of pro forma Adjusted EBITDA

Three Months Ended December 31, 2017:

(dollars in millions) (unaudited)

Three Months Ended
December 31, 2017
Pro Forma (10)
Net loss	$(270.7)
Plus:
Income tax benefit	290.5
Interest expense	70.6
Depreciation and amortization	144.8
Impairment of long-lived assets	43.6
Certain operating expenses (2)	8.0
Equity in loss of non-consolidated entities (3)	(13.9)
Cash distributions from non-consolidated entities (4)	12.3
Attributable EBITDA (5)	1.6
Investment expense	(0.9)
Other expense (6)	0.5
General and administrative expense—unallocated:
Merger, acquisition and transaction costs (7)	—
Stock-based compensation expense (8)	1.8
Adjusted EBITDA (1)	$288.2
Adjusted EBITDA Margin (1)	20.3%
Total Revenues	$1,416.8
Net Earnings Margin (9)	-19.1%

Adjusted EBITDA (in millions) (1)
U.S. markets	$189.4
International markets	98.8
Total Adjusted EBITDA	$288.2

The select unaudited pro forma data for the three-month period ended December  31, 2017 removes the non-recurring direct incremental costs of the Odeon acquisition, the Carmike acquisition and the Nordic acquisition. The unaudited pro forma financial information is provided for informational purposes only and is not necessarily indicative of what our results of operations would actually have been had the acquisition occurred on the date indicated. Reconciliations of the pro forma information to our historical financial information are provided in the tables below titled “Unaudited Pro Form Condensed Combined Financial Information.” Please refer to the August 1, 2017 Form 8-K and December 4, 2017 Form 8-K/A for additional information on pro forma financial statement adjustments.

Select historical and pro forma financial data:

 Year Ended December 31, 2018 and Year Ended December 31, 2017:

(dollars in millions), (unaudited)

	Year Ended			Year Ended
	December 31, 2018			December 31, 2017
	Actual			Pro Forma (10)
	US	International	Total	US	International	Total
Revenues
Admissions	$2,441.5	$943.5	$3,385.0	$2,321.8	$959.9	$3,281.7
Food and beverage	1,321.2	350.3	1,671.5	1,214.1	346.0	1,560.1
Other theatre	250.5	153.8	404.3	172.1	142.1	314.2
Total revenues	4,013.2	1,447.6	5,460.8	3,708.0	1,448.0	5,156.0

Operating costs and expenses
Film exhibition costs	1,323.1	387.1	1,710.2	1,219.7	407.0	1,626.7
Food and beverage costs	190.2	80.7	270.9	175.7	79.9	255.6
Operating expense	1,162.2	492.5	1,654.7	1,099.0	473.0	1,572.0
Rent	584.4	213.4	797.8	591.4	208.9	800.3
General and administrative:
Merger, acquisition and transaction costs	16.8	14.5	31.3	24.5	—	24.5
Other	112.6	66.7	179.3	84.8	53.1	137.9
Depreciation and amortization	384.0	153.8	537.8	403.7	141.3	545.0
Impairment of long-lived assets	8.1	5.7	13.8	43.6	—	43.6
Operating costs and expenses	3,781.4	1,414.4	5,195.8	3,642.4	1,363.2	5,005.6
Operating income	231.8	33.2	265.0	65.6	84.8	150.4
Other expense (income)	(108.7)	0.6	(108.1)	(2.0)	0.3	(1.7)
Interest expense	273.6	27.2	300.8	260.7	23.8	284.5
Non-cash NCM exhibitor service agreement	41.5	—	41.5	—	—	—
Equity in (earnings) loss of non-consolidated entities	(81.5)	(5.2)	(86.7)	187.9	(4.5)	183.4
Investment income	(6.2)	—	(6.2)	(23.0)	0.5	(22.5)
Total other expense	118.7	22.6	141.3	423.6	20.1	443.7
Earnings (loss) before income taxes	113.1	10.6	123.7	(358.0)	64.7	(293.3)

Income tax provision (benefit)	16.1	(2.5)	13.6	164.0	(1.9)	162.1
Net earnings (loss)	$97.0	$13.1	$110.1	$(522.0)	$66.6	$(455.4)

Attendance	255,736	103,165	358,901	239,741	112,288	352,029
Average Screens	8,028	2,668	10,696	8,031	2,691	10,722
Average Ticket Price	$9.55	$9.15	$9.43	$9.68	$8.55	$9.32

The select unaudited pro forma data for the year ended December  31, 2017 gives effect to the Nordic acquisition and theatre divestitures related to our Carmike acquisition, as if they had been completed on January 1, 2017. The pro forma data also removes the non-recurring direct incremental costs of the Odeon acquisition, the Carmike acquisition and the Nordic acquisition. The unaudited pro forma financial information is provided for informational purposes only and is not necessarily indicative of what our results of operations would actually have been had the acquisition occurred on the date indicated. Reconciliations of the pro forma information to our historical financial information are provided in the tables below titled “Unaudited Pro Form Condensed Combined Financial Information.” Please refer to the August 1, 2017 Form 8-K and December 4, 2017 Form 8-K/A for additional information on pro forma financial statement adjustments.

Reconciliation of pro forma Adjusted EBITDA

Year Ended December 31, 2017:

(dollars in millions) (unaudited)

Year Ended
December 31, 2017
Pro Forma (10)
Net loss	$(455.4)
Plus:
Income tax benefit	162.1
Interest expense	284.5
Depreciation and amortization	545.0
Impairment of long-lived assets	43.6
Certain operating expenses (2)	23.2
Equity in loss of non-consolidated entities (3)	183.4
Cash distributions from non-consolidated entities (4)	45.4
Attributable EBITDA (5)	5.3
Investment income	(22.5)
Other income (6)	(1.2)
General and administrative expense—unallocated:
Merger, acquisition and transaction costs (7)	24.5
Stock-based compensation expense (8)	5.7
Adjusted EBITDA (1)	$843.6
Adjusted EBITDA Margin (1)	16.4%
Total Revenues	$5,156.0
Net Earnings Margin (9)	-8.8%

Adjusted EBITDA (in millions) (1)
U.S. markets	$607.4
International markets	236.2
Total Adjusted EBITDA	$843.6

The select unaudited pro forma data for the year ended December  31, 2017 gives effect to the Nordic acquisition and theatre divestitures related to our Carmike acquisition, as if they had been completed on January 1, 2017. The pro forma data also removes the non-recurring direct incremental costs of the Odeon acquisition, the Carmike acquisition and the Nordic acquisition. The unaudited pro forma financial information is provided for informational purposes only and is not necessarily indicative of what our results of operations would actually have been had the acquisition occurred on the date indicated. Reconciliations of the pro forma information to our historical financial information are provided in the tables below titled “Unaudited Pro Form Condensed Combined Financial Information.” Please refer to the August 1, 2017 Form 8-K and December 4, 2017 Form 8-K/A for additional information on pro forma financial statement adjustments.

1)

We present Adjusted EBITDA and Adjusted EBITDA Margin as a supplemental measure of our performance. We define Adjusted EBITDA as net earnings (loss) plus (i) income tax provision (benefit), (ii) interest expense and (iii) depreciation and amortization, as further adjusted to eliminate the impact of certain items that we do not consider indicative of our ongoing operating performance and to include attributable EBITDA from equity investments in theatre operations in international markets and any cash distributions of earnings from other equity method investees. These further adjustments are itemized above. You are encouraged to evaluate these adjustments and the reasons we consider them appropriate for supplemental analysis. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Total Revenues. In evaluating Adjusted EBITDA and Adjusted EBITDA Margin, you should be aware that in the future we may incur expenses that are the same as or similar to some of the adjustments in this presentation. Our presentation of Adjusted EBITDA and Adjusted EBITDA Margin should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Adjusted EBITDA and Adjusted EBITDA Margin are non-U.S. GAAP financial measures and should not be construed as an alternative to net earnings (loss) or net earnings (loss) margin as an indicator of operating performance or as an alternative to cash flow provided by operating activities as a measure of liquidity (as determined in accordance with U.S. GAAP). Adjusted EBITDA and Adjusted EBITDA Margin may not be comparable to similarly titled measures reported by other companies. We have included Adjusted EBITDA and Adjusted EBITDA Margin because we believe they provide management and investors with additional information to measure our performance and estimate our value.

Adjusted EBITDA has important limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under U.S. GAAP. For example,

Adjusted EBITDA and Adjusted EBITDA Margin:

•	do not reflect our capital expenditures, future requirements for capital expenditures or contractual commitments;

•	do not reflect changes in, or cash requirements for, our working capital needs;

•	do not reflect the significant interest expenses, or the cash requirements necessary to service interest or principal payments, on our debt;

•	exclude income tax payments that represent a reduction in cash available to us;

•	do not reflect any cash requirements for the assets being depreciated and amortized that may have to be replaced in the future; and

•	do not reflect the impact of divestitures that were required in connection with recently completed acquisitions.

2)

Amounts represent preopening expense related to temporarily closed screens under renovation, theatre and other closure expense for the permanent closure of screens including the related accretion of interest, non-cash deferred digital equipment rent, and disposition of assets and other non-operating gains or losses included in operating expenses. We have excluded these items as they are non-cash in nature, include components of interest cost for the time value of money or are non-operating in nature.

3)

During the year ended December 31, 2018, we recorded equity in earnings related to our sale of all remaining NCM units of $28.9 million and a gain of $30.1 million related to the Screenvision merger. Equity in loss of non-consolidated entities also includes loss on the surrender (disposition) of a portion of our investment in NCM of $1.1 million during the year ended December 31, 2018. Equity in (earnings) loss of non-consolidated entities includes a lower of carrying value or fair value impairment loss of the held-for sale portion of our investment in NCM of $16.0 million for the year ended December 31, 2018.    Equity in (earnings) loss of non-consolidated entities includes an other-than-temporary impairment charge of $208.0 million to reduce the carrying value of our investment in NCM to Level 1 fair value during the year ended December 31, 2017. An other-than-temporary impairment charge of $204.5 million was recorded on our units and shares at the publicly quoted per share price on June 30, 2017, of $7.42 and an other-than-temporary impairment charge of $3.5 million was recorded on our units and shares at the publicly quoted per share price on December 31, 2017 of $6.86, based on our determination that the decline in the price per share during the respective quarters was other than temporary. Equity in (earnings) loss of non-consolidated entities includes loss on the sale of a portion of our investment in NCM of $22.2 million during the year ended December 31, 2017.

4)

Includes U.S. non-theatre distributions from equity method investments and International non-theatre distributions from equity method investments to the extent received. We believe including cash distributions is an appropriate reflection of the contribution of these investments to our operations.

5)

Attributable EBITDA includes the EBITDA from equity investments in theatre operators in certain international markets. See below for a reconciliation of our equity (earnings) loss of non-consolidated entities to attributable EBITDA. Because these equity investments are in theatre operators in regions where we hold a significant market share, we believe attributable EBITDA is more indicative of the performance of these equity investments and management uses this measure to monitor and evaluate these equity investments. We also provide services to these theatre operators including information technology systems, certain on-screen advertising services and our gift card and package ticket program. As these investments relate only to our Nordic acquisition, the second quarter of 2017 represents the first time we have made this adjustment and does not impact prior historical presentations of Adjusted EBITDA.

Reconciliation of Pro Forma Attributable EBITDA (Unaudited)

	Three Months Ended	Year Ended
	December 31,	December 31,
	2017	2017
(In millions)	Pro Forma	Pro Forma
Equity in (earnings) loss of non-consolidated entities	$(13.9)	$185.2
Less:
Equity in (earnings) loss of non-consolidated entities excluding international theatre JV's	(12.6)	187.0
Equity in earnings (loss) of International theatre JV's	1.3	1.8
Income tax provision	—	—
Investment Income	—	—
Depreciation and amortization	0.3	1.6
Attributable EBITDA	$1.6	$3.4

6)

Other expense (income) for the quarter and year ended December 31, 2018 includes financing losses and financing related foreign currency transaction losses. During the quarter and year ended December 31, 2018, we recorded a gain of $165.5 million and $111.4 million, respectively, as a result of a decrease in fair value of our derivative liability and an increase in fair value of our derivative asset for the Convertible Notes due 2024. Other income for the year ended December 31, 2017 includes $3.0 million financing related foreign currency transaction gains, partially offset by $1.3 million in fees relating to third-party fees related to the Third Amendment to our Senior Secured Credit Agreement, and a $0.4 million loss on the redemption of the Bridge Loan Facility.

7)	Merger, acquisition and transition costs are excluded as it is non-operating in nature.

8)	Stock-based compensation expense is Non-cash or non-recurring expense included in General and Administrative: Other.

9)	Net Earnings (Loss) Margin is defined as Net Earnings (Loss) divided by Total Revenues

10)

The pro forma numbers and related reconciliation to historical numbers for the three months and year ended December 31, 2017 appear elsewhere in these tables. The International segment information for the three months and year ended December 31, 2018 has been adjusted for constant currency. Constant currency amounts, which are non-GAAP measurements were calculated using the average exchange rate for the corresponding period for 2017. We translate the results of our international operating segment from local currencies into U.S. dollars using currency rates in effect at different points in time in accordance with U.S. GAAP. Significant changes in foreign exchange rates from one period to the next can result in meaningful variations in reported results. We are providing constant currency amounts for our international operating segment to present a period-to-period comparison of business performance that excludes the impact of foreign currency fluctuations.

UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information of AMC Entertainment Holdings, Inc. (“AMC”  or the “Company”) is presented to illustrate the estimated effects of (i) the acquisition of Nordic Cinema Group Holdings AB (“Nordic or the “Nordic Acquisition”); (ii) the issuance of $475,000,000 aggregate principal amount of 6.125% Senior Subordinated Notes due 2027 and £250,000,000 aggregate principal amount of 6.375% Senior Subordinated Notes due 2024 used to fund the Nordic Acquisition (clauses (ii), referred to as the “Financings”); (iii) the issuance of 20,330,874 shares ($640,423,000 at an offering price of $31.50 per share of the Company’s Class A Common Stock to repay the $350,000,000 aggregate principal amount of Bridge Loans incurred to partially finance the Carmike acquisition and for general and corporate purposes (the “2017 Equity Offering”) and (iv) the settlement the Company entered into with the United States Department of Justice, pursuant to which the Company agreed to divest theatres in 15 local markets where it has an overlap with Carmike (the “Theatre Divestitures”).

The pro forma financial information is based in part on certain assumptions regarding the foregoing transactions that we believe are factually supportable and expected to have a  continuing impact on our consolidated results. The unaudited pro forma condensed combined statements of operations for the three and twelve months ended December 31, 2017 combine the historical consolidated statements of operations of the Company and Nordic, giving effect to the Nordic Acquisition, the Financings, the Theatre Divestitures and the 2017 Equity Offering as if they had been completed on January 1, 2017. The historical consolidated financial information for Nordic has been adjusted to comply with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The classification of certain items by Nordic under International Financial Reporting Standards (“IFRS”) has been modified in order to align with the presentation used by the Company under U.S. GAAP. In addition to the U.S. GAAP adjustments and the reclassifications, amounts for Nordic have also been translated to U.S. dollars.

The unaudited pro forma condensed combined financial information has been prepared by the Company, as the acquirer, using the acquisition method of accounting in accordance with U.S. GAAP. The acquisition method of accounting is dependent upon certain valuation and other studies that have yet to commence or progress to  a stage where there is sufficient information for a definitive measurement. The assets and liabilities of Nordic have been measured based on various preliminary estimates using assumptions that the Company believes are reasonable based on information that is currently available. The pro forma adjustments have been made solely for the purpose of providing unaudited pro forma condensed combined financial information prepared in accordance with the rules and regulations of the Securities and Exchange Commission.

The unaudited pro forma condensed combined financial information does not purport to represent the actual results of operations that the Company and Nordic would have achieved had the companies been combined during the periods presented in the unaudited pro forma condensed combined financial statements and is not intended to project the future results of operations that the combined company may achieve after the Nordic Acquisition. The unaudited pro forma condensed combined financial information does not reflect any potential cost savings that may be realized as a result of the Nordic Acquisition and also does not reflect any restructuring or integration-related costs to achieve those potential cost savings. No historical transactions between Nordic and the Company during the periods presented in the unaudited pro forma condensed combined financial statements have been identified at this time.

The unaudited pro forma condensed combined financial information does not give effect to the settlement we entered into with the United States Department of Justice, pursuant to which we agreed to divest most of our holdings and relinquish all of our governance rights in NCM, our joint venture for cinema screen advertising, and (ii) agreed to transfer 24 theatres with a  total of 384 screens to the network of Screenvision LLC, the cinema screen advertising business in which Carmike participates.

The Company previously filed unaudited pro forma condensed combined statements of operations in its 8-K/A on March 13, 2017,  Form 8-K on August 1, 2017,  August 4, 2017, and  November 6, 2017 and Form 8-K/A on December 4, 2017 and has updated Note 5 from the previously file 8-K/A and 8-K to include the pro forma impacts of the Nordic Acquisition, the Nordic Financing and the Theatre Divestitures for 2017.

AMC ENTERTAINMENT HOLDINGS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

THREE MONTHS ENDED DECEMBER 31, 2017

(dollars in thousands)

	AMC	Nordic
	Historical	Historical
	Three Months Ended	Three Months Ended	Pro Forma		AMC
	December 31, 2017	December 31, 2017	Adjustments		Pro Forma
			Note (5)
Revenues	$1,416,827	$—	$—	(e)	$1,416,827
			—	(c)
			—	(d)
			—	(d)

Cost of operations	928,785	—	—	(e)	928,785
			—	(d)
			—	(d)
Rent	203,456	—	—	(f)	203,456
			—	(c)
			—	(c)
			—	(d)
			—	(d)
General and administrative:
Merger, acquisition and transaction costs	5,724	—	(100)	(a)	50
			(3,931)	(a)
			(1,643)	(a)

Other	20,046	—	—	(e)	20,046
Depreciation and amortization	144,783	—	—	(e)	144,783
			—	(c)
			—	(d)
			—	(d)
Impairment of long-lived assets	43,621	—	—		43,621
Operating costs and expenses	1,346,415	—	(5,674)		1,340,741
Operating income	70,412	—	5,674		76,086
Other expense (income)	540	—	—		540

Interest expense	70,614	—	—	(e)	70,614
			—	(c)
			—	(c)
			—	(c)
			—	(d)
Equity in (earnings) loss of non-consolidated entities	(13,878)	—	—		(13,878)
Investment income	(931)	—	—	(c)	(931)
Total other expense	56,345	—	—		56,345
Earnings (loss) before income taxes	14,067	—	5,674		19,741
Income tax provision (benefit)	290,464	—	—	(b)	290,464
Net earnings (loss)	$(276,397)	$—	$5,674		$(270,723)

AMC ENTERTAINMENT HOLDINGS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2017

(dollars in thousands)

	AMC	Nordic
	Historical	Historical
	Year Ended	Year Ended	Pro Forma		AMC
	December 31, 2017	December 31, 2017	Adjustments		Pro Forma
			Note (5)
Revenues	$5,079,212	$94,850	$(2,544)	(e)	$5,156,008
			32	(c)
			(6,782)	(d)
			(8,760)	(d)

Cost of operations	3,404,393	59,418	(2,030)	(e)	3,454,329
			(965)	(d)
			(6,487)	(d)
Rent	794,364	9,562	(446)	(e)	800,284
			39	(c)
			(652)	(c)
			(1,080)	(d)
			(1,503)	(d)
General and administrative:
Merger, acquisition and transaction costs	62,963	3,162	(4,379)	(a)	24,477
			(33,840)	(a)
			(3,429)	(a)
Other	133,413	4,553	(52)	(e)	137,914
Depreciation and amortization	538,649	4,919	(172)	(e)	544,928
			2,107	(c)
			(226)	(d)
			(349)	(d)
Impairment of long-lived assets	43,621	—	—		43,621
Operating costs and expenses	4,977,403	81,614	(53,464)		5,005,553
Operating income	101,809	13,236	35,410		150,455
Other expense (income)	(1,718)	—	—		(1,718)

Interest expense	273,964	15,033	(69)	(e)	284,467
			(14,886)	(c)
			6,441	(c)
			4,032	(c)
			(48)	(d)
Equity in (earnings) loss of non-consolidated entities	185,241	(1,813)	—		183,428
Investment income	(22,562)	(45)	116	(c)	(22,491)
Total other expense	434,925	13,175	(4,414)		443,686
Earnings (loss) before income taxes	(333,116)	61	39,824		(293,231)
Income tax provision (benefit)	154,075	1,180	9,760	(b)	162,139
			(2,928)	(c)
			52	(e)
Net earnings (loss)	$(487,191)	$(1,119)	$32,940		$(455,370)

AMC ENTERTAINMENT HOLDINGS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS BY SEGMENT

THREE MONTHS ENDED DECEMBER 31, 2017

(dollars in thousands)

	AMC	Historical				Historical
	Historical	Nordic, Odeon &	U.S. Markets			Nordic, Odeon &	International Markets
	Three Months Ended	Legacy AMC	Pro Forma		Pro Forma	Legacy AMC	Pro Forma		Pro Forma
	December 31, 2017	International Theatre	Adjustments		U.S. Markets	International Theatre	Adjustments		International Markets
			Note (5)				Note (5)
Revenues	$1,416,827	$(438,581)	$—	(d)	$978,246	$438,581	$—	(f)	$438,581
			—	(d)			—	(d)
Cost of operations	928,785	(285,660)	—	(d)	643,125	285,660	—	(f)	285,660
			—	(d)

Rent	203,456	(55,080)	—	(d)	148,376	55,080	—	(f)	55,080
			—	(d)			—	(d)
							—	(d)
General and administrative:
Merger, acquisition and transaction costs	5,724	(1,743)	(3,931)	(a)	50	1,743	(100)	(b)	—
							(1,643)
Other	20,046	(3,018)	—		17,028	3,018	—	(f)	3,018
Depreciation and amortization	144,783	(34,826)	—	(d)	109,957	34,826	—	(f)	34,826
			—				—	(d)
Impairment of long-lived assets	43,621	—	—		43,621				—
Operating costs and expenses	1,346,415	(380,327)	(3,931)		962,157	380,327	(1,743)		378,584
Operating income	70,412	(58,254)	3,931		16,089	58,254	1,743		59,997
Other expense (income)	540	(437)	—		103	437			437
Interest expense	70,614	(5,748)	—	(c)	64,866	5,748	—	(f)	5,748
			—	(c)			—	(d)
			—	(d)
Equity in (earnings) loss of non-consolidated entities	(13,878)	1,691	—		(12,187)	(1,691)			(1,691)
Investment income	(931)	176	—		(755)	(176)	—	(d)	(176)

Total other expense	56,345	(4,318)	—		52,027	4,318	—		4,318
Earnings (loss) before income taxes	14,067	(53,936)	3,931		(35,938)	53,936	1,743		55,679
Income tax provision (benefit)	290,464	1,800	—	(b)	292,264	(1,800)	—	(f)	(1,800)
Net earnings (loss)	$(276,397)	$(55,736)	$3,931		$(328,202)	$55,736	$1,743		$57,479

AMC ENTERTAINMENT HOLDINGS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS BY SEGMENT

YEAR ENDED DECEMBER 31, 2017

(dollars in thousands)

	AMC	Historical				Historical	Nordic
	Historical	Nordic, Odeon &	U.S. Markets			Nordic, Odeon &	Historical	International Markets
	Year Ended	Legacy AMC	Pro Forma		Pro Forma	Legacy AMC	Nine Months Ended	Pro Forma		Pro Forma
	December 31, 2017	International Theatre	Adjustments		U.S. Markets	International Theatre	December 31, 2017	Adjustments		International Markets
			Note (5)					Note (5)
Revenues	$5,079,212	$(1,355,722)	$(6,782)	(d)	$3,707,948	$1,355,722	$94,850	$(2,544)	(e)	$1,448,060
			(8,760)	(d)				32	(c)
Cost of operations	3,404,393	(902,507)	(965)	(d)	2,494,434	902,507	59,418	(2,030)	(e)	959,895
			(6,487)	(d)

Rent	794,364	(200,365)	(1,080)	(d)	591,416	200,365	9,562	(446)	(e)	208,868
			(1,503)	(d)				39	(c)
								(652)	(c)
General and administrative:
Merger, acquisition and transaction costs	62,963	(4,646)	(33,840)	(a)	24,477	4,646	3,162	(4,379)	(a)	—
								(3,429)	(a)

Other	133,413	(48,617)	—		84,796	48,617	4,553	(52)	(e)	53,118
Depreciation and amortization	538,649	(134,425)	(226)	(d)	403,649	134,425	4,919	(172)	(e)	141,279
			(349)	(d)				2,107	(c)
Impairment of long-lived assets	43,621	—	—		43,621	—	—			—
Operating costs and expenses	4,977,403	(1,290,560)	(44,450)		3,642,393	1,290,560	81,614	(9,014)		1,363,160
Operating income	101,809	(65,162)	28,908		65,555	65,162	13,236	6,502		84,900
Other expense (income)	(1,718)	(246)	—		(1,964)	246	—			246
Interest expense	273,964	(24,191)	6,441	(c)	260,198	24,191	15,033	(69)	(e)	24,269
			4,032	(c)				(14,886)	(c)
			(48)	(d)
Equity in (earnings) loss of non-consolidated entities	185,241	2,635	—		187,876	(2,635)	(1,813)			(4,448)
Investment income	(22,562)	5	—		(22,557)	(5)	(45)	116	(c)	66
Total other expense	434,925	(21,797)	10,425		423,553	21,797	13,175	(14,839)		20,133
Earnings (loss) before income taxes	(333,116)	(43,365)	18,483		(357,998)	43,365	61	21,341		64,767
Income tax provision (benefit)	154,075	194	9,760	(b)	164,029	(194)	1,180	52	(e)	(1,890)
								(2,928)	(c)
Net earnings (loss)	$(487,191)	$(43,559)	$8,723		$(522,027)	$43,559	$(1,119)	$24,217		$66,657

5. Pro Forma Adjustments (dollars in thousands)

The accompanying unaudited pro forma condensed combined financial statements have been prepared as if the Nordic acquisition, the Financings, the Theatre Divestitures and the 2017 Equity Offering were completed on January 1, 2017 for statement of operations purposes.

(a)Adjustment to remove the non-recurring direct incremental costs of the Odeon acquisition, the Carmike acquisition and the Nordic Acquisition which are reflected in the historical financial statements of the Company, Odeon, Carmike and Nordic.

	Three Months Ended	Year Ended
	December 31, 2017	December 31, 2017
Remove the Company’s costs	$(3,931)	$(33,840)
Remove Odeon’s costs	(1,643)	(3,429)
Remove Nordic’s costs	(100)	(4,379)

(b)Adjustment to record tax benefit in U.S. tax jurisdictions for the Company at the Company’s effective income tax rate of 39%. Income and expenses recorded historically by Nordic were not significantly tax effected in foreign jurisdictions as a result of available unrecorded deferred tax assets including net operating loss carryforwards. As a result pro forma adjustments do not result in significant amounts of additional income tax expense or benefit in these foreign jurisdictions.

	Three Months Ended	Year Ended
	December 31, 2017	December 31, 2017
Record tax effect in U.S. tax jurisdiction	$—	$9,760

(c)Adjustment to Nordic revenues and expenses as a result of fair value.

	Three Months Ended	Year Ended
	December 31, 2017	December 31, 2017
Revenues related to breakage income (adjustments are components of Other Revenues)	$—	$32
Straight line rent expense	—	39
Unfavorable lease amortization	—	(652)
Depreciation and amortization	—	2,107
Remove Nordic historical interest expense	—	(14,886)
Remove Nordic historical investment income	—	116
Interest expense on $475 million 6.125% Senior Subordinated Notes due 2027	—	6,441
Interest expense on £250 million 6.375% Senior Subordinated Notes due 2024	—	4,032
Income tax adjustment related to Nordic adjustments	—	(2,928)

(d)Adjustment Relating to Department of Justice Proposed Divestitures

Adjustments to remove Carmike and AMC historical revenues and expenses for theatres in markets that must be divested in connection with the Department of Justice proposed final judgement whereby we expect to sell certain of our theatres and certain Carmike theatres are reflected in the pro forma financial statements as those planned disposals are identifiable and factually supportable at this time. We believe that the reasonably possible effects on the financial statements for the divestitures are as follows ($ in thousands):

	Three Months Ended	Year Ended
AMC Theatres	December 31, 2017	December 31, 2017
Revenues	$—	$(6,782)
Cost of operations	—	(965)
Rent	—	(1,080)
Depreciation and amortization	—	(226)

Admissions	$—	$4,007
Food & beverage	—	2,526
Other	—	249
Total revenues (1)	$—	$6,782

Film exhibition costs	$—	$2,168
Food & beverage costs	—	309
Operating expense	—	(1,512)
Cost of operations (2)	$—	$965

Carmike Theatres
Revenues	$—	$(8,760)
Cost of operations	—	(6,487)
Rent	—	(1,503)
Depreciation and amortization	—	(349)
Interest expense	—	(48)

Admissions	$—	$5,155
Food & beverage	—	3,469
Other	—	136
Total revenues (3)	$—	$8,760

Film exhibition costs	$—	$2,797
Food & beverage costs	—	592
Operating expense	—	3,098
Cost of operations (4)	$—	$6,487

(e)Adjustment to remove revenues and expenses included in the AMC historical period from the date of the Nordic Acquisition on March 28, 2017 through December 31, 2017.

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